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                                SUPPLEMENT NO. 2

                            DATED DECEMBER 31, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2003
                       FOR THE TIAA SEPARATE ACCOUNT VA-1
                           TEACHERS PERSONAL ANNUITY
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

     TIAA has begun the process of replacing most existing Teachers Personal Annuity Individual Deferred Variable Annuity Contracts with new contracts that could have a lower guaranteed interest rate on new premiums remitted to the contract and allocated to the fixed account. Accordingly, the third paragraph under the heading "The Fixed Account" in the prospectus is hereby amended to read as:

     Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the state law where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

A 10910
12/03
0342LP.XXC